Filed Pursuant to Rule 497(d)



                        INSURED MUNICIPALS INCOME TRUSTS

                      INVESTORS' QUALITY TAX-EXEMPT TRUSTS

                  VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES

                    VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES

                    VAN KAMPEN MERRITT INSURED INCOME TRUSTS

                VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUSTS

                VAN KAMPEN FOCUS PORTFOLIOS INSURED INCOME TRUSTS

               VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES

                        VAN KAMPEN INSURED INCOME TRUSTS

                  VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES


                         SUPPLEMENT TO THE PROSPECTUSES


   On October 19, 2009, Morgan Stanley & Co. Incorporated, the parent company of Van Kampen Investments Inc. (the "Sponsor"), announced that it had reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction ("Transaction") includes a sale of the unit investment trust business, including the Sponsor. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.


Supplement Dated: December 4, 2009